AB VARIABLE PRODUCTS SERIES FUND, INC.

- AB VPS Dynamic Asset Allocation Portfolio

Class A; Class B

Supplement dated February 12, 2025 to the Summary Prospectuses and Prospectuses dated May 1, 2024, as amended, for AB Variable Products Series Fund, Inc., offering Class A and Class B shares of AB VPS Dynamic Asset Allocation Portfolio (the “Portfolio”).

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The following replaces certain information under the heading “Portfolio Managers” in the summary section of the Prospectuses and Summary Prospectuses for the Portfolio:

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Portfolio’s portfolio:

Employee	Length of Service	Title
Caglasu Altunkopru	Since 2021	Senior Vice President of the Adviser
Alexander Barenboym	Since 2021	Senior Vice President of the Adviser
Vinod Chathlani	Since February 2025	Senior Vice President of the Adviser
Daniel J. Loewy	Since 2011	Senior Vice President of the Adviser

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The following replaces certain information under the heading “Management of the Portfolio – Portfolio Managers” in the Prospectuses for the Portfolio:

The following table lists the persons with the responsibility for the day-to-day management of the Portfolio’s portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
Caglasu Altunkopru; since 2021; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which she has been associated in a substantially similar capacity to her current position since prior to 2019.
Alexander Barenboym; Since 2021; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantively similar capacity to his current position since prior to 2019.

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
Vinod Chathlani; since February 2025; Senior Vice President of the Adviser.	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2019.
Daniel J. Loewy; since 2011; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2019.

The Statement of Additional Information is revised, as applicable, to incorporate changes conforming to this Supplement.

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This Supplement should be read in conjunction with the Summary Prospectuses and Prospectuses for the Portfolio.

You should retain this Supplement with your Summary Prospectus(es) and Prospectus(es) for future reference.

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